Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Alpha Architect Tail Risk ETF
Ticker Symbol: CAOS
(a series of EA Series Trust)
Listed on Cboe BZX Exchange, Inc.
March 13, 2024
Supplement to the
Summary Prospectus and Prospectus each dated January 31, 2024
Effective immediately, the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.63%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.13%
Total Annual Fund Operating Expenses	0.76%
Fees Waived and/or Reimbursed	(0.13)%
Total Annual Fund Operating Expenses After Waiving and/or Reimbursing Expenses[2]	0.63%
1The expense information in the table has been restated to reflect current estimates of the Acquired Fund Fees and Expenses (“AFFE”). AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Previously, the Fund disclosed estimated AFFE of 0.07%.
2The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund, including any acquired fund fees or expenses (“AFFE”) related to the Fund’s investment in the Alpha Architect 1-3 Month Box ETF so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.63% of the Fund’s average daily net assets. Any AFFE associated with Fund investments in any other acquired funds are not included in the fee waiver. This agreement may only be changed or terminated by a vote of the holders of a majority of the Fund’s outstanding voting securities.
The “Example” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$64	$202	$351	$786
If you have any questions, please call (215) 882-9983.
Please retain this Supplement for future reference.